                                                                 Exhibit 10.1

                                           [CONFIDENTIAL TREATMENT REQUESTED.
                                                Confidential portions of this
                                             agreement have been redacted and
                                          have been separately filed with the
                                         Securities and Exchange Commission.]


                                 NANOGEN/HITACHI
                           READER, LOADER AND CASSETTE
                LOW COST ENGINEERING AND MANUFACTURING AGREEMENT


 1.        DEFINITIONS
 2.        REPRESENTATIONS AND WARRANTIES
 3.        PRODUCT ENGINEERING AND MANUFACTURING
 4.        MARKETING, SUPPLY AND DISTRIBUTION; TRADEMARKS
 5.        FORECAST
 6.        PURCHASE ORDERS; SALES CONTRACTS
 7.        PRICE AND PAYMENT; COMMISSIONS
 8.        DELIVERY
 9.        INSPECTION AND ACCEPTANCE
10.        PACKING AND PACKAGING
11.        PRODUCT WARRANTY
12.        LIMITATION OF LIABILITY
13.        TRAINING AND TECHNICAL ADVICE
14.        MODIFICATION OF PRODUCTS
15.        OTHER INTELLECTUAL PROPERTY MATTERS
16.        CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS
17.        TERM OF AGREEMENT; TERMINATION
18.        OBLIGATIONS AFTER TERMINATION
19.        FORCE MAJEURE
20.        ARBITRATION; GOVERNING LAW
21.        MISCELLANEOUS
22.        EXHIBIT A
23.        EXHIBIT B

                           READER, LOADER AND CASSETTE
                LOW COST ENGINEERING AND MANUFACTURING AGREEMENT

This Agreement is made and entered into as of December 15, 1999 (the "Effective Date"), by and between Nanogen, Inc., a corporation organized and existing under the laws of Delaware, and having its principal place of business at 10398 Pacific Center Court, San Diego, California, USA 92121 (hereinafter called "NANOGEN"), and Hitachi, Ltd., a corporation organized and existing under the laws of Japan, through its Instrument Group, and having its principal place of business at 5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo, 100 Japan (hereinafter referred to as "HITACHI"). NANOGEN and HITACHI are sometimes referred to herein individually as a "Party," or collectively as the "Parties."

                                 R E C I T A L S

A. WHEREAS, HITACHI has special expertise, proprietary technology and know-how in low cost engineering and manufacture of high quality instruments in high volume for worldwide distribution. NANOGEN has special expertise, proprietary technology and know-how in the development of certain biochip based instrumentation and products. NANOGEN and HITACHI desire to jointly produce products as outlined in this Agreement, with each Party to make its current and future technology available to support that effort. The Parties anticipate that such joint production will initially involve production of prototype products during a pilot production phase, with full-scale commercial production dependent on the mutually satisfactory completion of the pilot production phase; and

B. WHEREAS, NANOGEN desires to have HITACHI manufacture the HITACHI Products using existing NANOGEN technology, with each Party to add its current and future technology as necessary. Assuming that the Parties proceed to full-scale commercial production (i) NANOGEN further desires to have HITACHI both sell the HITACHI Products in Japan, and to sell the HITACHI Products to NANOGEN for distribution outside of Japan, and HITACHI desires to undertake such manufacturing and sales activities, and (ii) NANOGEN further desires to sell NANOGEN Products to HITACHI for HITACHI to distribute in Japan in connection with HITACHI's distribution of the HITACHI Products, and HITACHI desires to purchase the NANOGEN Products from NANOGEN for sale by HITACHI in Japan; and

C. WHEREAS, HITACHI desires to have Hitachi Instruments, Inc., an affiliate of HITACHI, participate as an agent of HITACHI for certain purposes related hereto, and to be permitted to assign and delegate to Hitachi Instruments, Inc. certain of HITACHI's rights and obligations hereunder related to sales to and purchase from NANOGEN; and

D. WHEREAS, the Parties acknowledge that this Agreement is based upon the terms of the Draft Term Sheet, which is attached as EXHIBIT B for purposes of convenient reference, provided that such Draft Term Sheet shall have not be part of this

Agreement and is subject to the provisions of Article 21.6 of this Agreement.

       NOW, THEREFORE in consideration of the promises and mutual covenants hereinafter contained, the Parties hereto agree as follows.

                                   Article 1.

                                   DEFINITIONS

           As used herein, the following terms shall have the meanings indicated.

1.1 "Collaboration Intellectual Property Rights" means all intellectual property rights of any kind, including patents, patent applications, copyrights, trade secrets, and trademarks which cover any Collaboration Technology.

1.2 "Collaboration Technology" means all inventions and discoveries arising out of work performed pursuant to this Agreement which are jointly conceived during the term of this Agreement by one or more employees or agents of HITACHI, and by one or more employees or agents of NANOGEN, and related to the HITACHI Products or NANOGEN Products.

1.3 "Commercial Production Determination" means the agreement of the Parties contemplated by Section 3.4.

1.4 "Field" means the research market for HITACHI Products and NANOGEN Products, excluding government regulated clinical diagnostics and point of care (POC) testing.

1.5 "HII" means Hitachi Instruments, Inc., a California corporation having its principal place of business at 3100 North Street, San Jose, California 95134.

1.6    "HITACHI" means Hitachi, Ltd., Instrument Group.

1.7 "HITACHI Improvement Technology" means any proprietary information, know-how, software, technology or other information which HITACHI conveys to NANOGEN pursuant to this Agreement, either orally, in documents or other materials, or incorporated in any HITACHI Products, and which constitutes an enhancement of or other improvement to the Reader and Loader or the NANOGEN Products.

1.8 "HITACHI Intellectual Property Rights" means all intellectual property rights of any kind, including patents, patent applications, copyrights, trade secrets, and trademarks, which may be now or hereafter owned by HITACHI, or pursuant to which HITACHI has a right to grant licenses or sublicenses. Hitachi's trademarks included herein shall include only such trademarks as are incorporated in the HITACHI/NANOGEN

Trademark.

1.9 "HITACHI/NANOGEN Trademark" means the joint trademark to be agreed by the Parties pursuant to Section 4.4.

1.10 "HITACHI Products" means the Reader and Loader manufactured by HITACHI (including the Prototype Products), together with related components, instrument accessories and spare parts incorporated in or used with such items. HITACHI Products do not include Other Products.

1.11   "NANOGEN" means NANOGEN, Inc.

1.12 "NANOGEN Improvement Technology" means any proprietary information, know-how, software, technology or other information which NANOGEN conveys to HITACHI pursuant to this Agreement, either orally, in documents or other materials, or incorporated in any NANOGEN Products, and which constitutes an enhancement of or other improvement to HITACHI Improvement Technology.

1.13 "NANOGEN Intellectual Property Rights" means all intellectual property rights of any kind, including patents, patent applications, copyrights, trade secrets, and trademarks, which may be now or hereafter owned by NANOGEN, or pursuant to which NANOGEN has a right to grant licenses or sublicenses. NANOGEN's trademarks included herein shall include only such trademarks as are incorporated in the HITACHI/NANOGEN Trademark.

1.14 "NANOGEN Products" means consumable biochip cartridges for use in HITACHI Products, which cartridges are more particularly described in EXHIBIT A, together with user interface, instrument control, applications and data handling software for use with HITACHI Products. NANOGEN Products do not include Other Products.

1.15 "NANOGEN Technology" means any proprietary information, know-how, software, technology or other information now or hereafter owned or possessed by NANOGEN, which is necessary or useful for the manufacture or distribution of the Reader and Loader.

1.16 "Other Products" means any reagents, chemicals and consumables to be used in conjunction with either HITACHI Products or NANOGEN Products.

1.17 "Product Specifications" means the specifications set forth in EXHIBIT A for the HITACHI Products and the NANOGEN Products, as such specifications may be modified from time to time by the agreement of the Parties.

1.18 "Prototype Products" means the prototypes of the Reader and Loader described on EXHIBIT A to be manufactured by HITACHI.

1.19   "Reader and Loader" means the existing NANOGEN designed Reader and

Loader and related software more particularly described in EXHIBIT A, as such items may be modified or otherwise developed pursuant to this Agreement. This covers NANOGEN desktop or larger biochip based products only. It also does not include any products in other fields, including products in the fields of sample processing, integrated amplification, Graviton technology, Nanotronics technology, and microelectrophoresis.

1.20   "Spare Parts" means all spare parts for HITACHI Products.

                                   Article 2.

                         REPRESENTATIONS AND WARRANTIES

           Each Party represents and warrants to the other Party that:

2.1 Such Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated; (b) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such Party and would not materially adversely affect such Party's ability to perform its obligation under the Agreement.

2.2 Such Party (a) has the corporate power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation, enforceable against such Party in accordance with its terms.

2.3 All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with the Agreement have been obtained.

2.4 The execution and delivery of the Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of such Party.

                                   Article 3.
                      PRODUCT ENGINEERING AND MANUFACTURING

3.1 In order to assist HITACHI to manufacture the HITACHI Products, NANOGEN shall initially provide HITACHI with all current design and related documentation concerning the Reader and Loader hardware, together with one unit of each product. NANOGEN shall use its reasonable best efforts to complete such transfer as soon as practical, no later than [***]. Thereafter, NANOGEN shall periodically provide HITACHI with all relevant information and materials regarding any updates, modifications, improvements or corrections to any such products or software which may be made by NANOGEN. The Parties shall discuss and mutually agree upon any NANOGEN or HITACHI requirements that cause changes to be made to the HITACHI Product and the impact such changes may have on schedules and any additional costs related to such changes.

3.2 Following the initial transfer pursuant to Section 3.1, HITACHI shall use its reasonable best efforts to manufacture the Prototype Products and to sell and deliver the Prototype Products to NANOGEN no later than [***]. NANOGEN shall purchase the Prototype Products from HITACHI subject to agreement on transfer price pursuant to Section 7.1.1. HITACHI shall manufacture and sell to NANOGEN, and NANOGEN shall purchase from HITACHI, such additional Prototype Products as the Parties may agree.

3.3 Following the completion of the production of the Prototype Products, HITACHI shall use its reasonable best efforts to redesign the Reader and Loader to permit lower cost manufacturing while preserving or improving performance compliant with the Product Specifications. NANOGEN shall cooperate in such effort. The Parties desire to achieve a reduction in manufacturing costs so as to permit an initial transfer price for sales of HITACHI Products to NANOGEN estimated as the base unit price set forth on EXHIBIT A.

3.4 If the Parties are successful in the cost reduction efforts described in Section 3.3 and agree to proceed to full-scale commercial manufacturing and distribution in accordance with this Agreement, the Parties shall confirm that agreement in writing as promptly as practicable thereafter but not later than [***] (the "Commercial Production Determination"). At such time, if the Parties do not so agree to full-scale commercial manufacturing and distribution, then this Agreement will terminate and, subject to Article 18, shall be of no further force and effect.

3.5 The Parties shall periodically share relevant market and related information concerning the Field in order to seek to ensure that (1) the HITACHI Products and NANOGEN Products conform to the technical specifications required by customers and include appropriate innovations and (2) the HITACHI Products and NANOGEN Products are distributed under competitive terms and conditions.

3.6 Following the Commercial Production Determination, HITACHI shall manufacture the HITACHI Products for sale to NANOGEN and for sale by HITACHI within Japan, and NANOGEN shall develop and manufacture the NANOGEN Products for sale to HITACHI, in each case in accordance with the Product Specifications. NANOGEN responsibilities related thereto include final analytical performance of

[***] CONFIDENTIAL TREATMENT REQUESTED

HITACHI Products, all necessary design and development costs for NANOGEN Products, including biochip cartridges, user interface, instrument control and applications and data handling software. Within [***] of the Effective Date, NANOGEN shall assure that the above referenced software is validated in accordance with applicable laws and FDA regulations. NANOGEN and HITACHI shall promptly meet and agree on documentation standards and test criteria that establish conformance to HITACHI's standards and quality approval. If the software does not meet HITACHI's quality standards through demonstrated conformance to the test criteria within the time period to be agreed between the Parties, the Parties shall discuss and agree on a course of action. NANOGEN grants to HITACHI the right to modify NANOGEN's user interface and instrument control software consistent with HITACHI's responsibility for hardware, and all such changes and improvements will be licensed to NANOGEN solely during the term of this Agreement on a fully paid-up, royalty-free basis, worldwide. NANOGEN also grants to HITACHI the right to design unique user interface software for the HITACHI Products sold in Japan. NANOGEN and HITACHI shall grant each other solely during the term of this Agreement a fully paid-up, royalty-free, worldwide license to software improvements developed by either Party for HITACHI Products in the areas of user interface, instrument control, applications and data handling.

3.7 NANOGEN hereby grants to HITACHI solely during the term of this Agreement a license within the Field under all NANOGEN Intellectual Property Rights and NANOGEN Technology provided by NANOGEN to HITACHI to exclusively manufacture, have manufactured, use, and sell or otherwise distribute the HITACHI Products to NANOGEN, and, subject to the Commercial Production Determination, to third parties in Japan, including the right to copy, translate, and create derivative works of any software or technical materials included in or related to the HITACHI Products for such purposes.

3.8 Each Party will assist the other Party in matters pertaining to engineering and manufacturing responsibilities hereunder that are within the capabilities of a Party and as the Parties may mutually agree. HITACHI and NANOGEN shall seek to jointly integrate HITACHI Products with NANOGEN Products. NANOGEN is solely responsible for final analytical performance of HITACHI Products, including, without limitation, user interface, instrument control, applications and data handling software. Within thirty (30) days after the Commercial Production Determination, the Parties shall meet and agree on the level of assistance required from each Party to fulfill the engineering, manufacturing and integration objectives contemplated by this
Section 3.8, provided, however, that such agreement shall be subject to adjustment based on actual requirements and based on discussions between the Parties on at least an annual basis throughout the term hereof.

3.9 Existing production and test equipment currently located at NANOGEN facilities, which HITACHI cannot purchase from outside vendors, will be available free of charge and transferred to HITACHI's facility for HITACHI's use in connection with HITACHI's performance of its obligations under this Agreement.

[***] CONFIDENTIAL TREATMENT REQUESTED

3.10 HITACHI and NANOGEN shall periodically discuss the development of any new product in the Field other than the HITACHI Products or NANOGEN Products. If either Party determines to develop such a new product in the Field, such Party shall so notify the other Party, in which case the parties shall discuss the possible joint development of such new product.

3.11 Except as otherwise provided herein, any intellectual property rights of any kind which may arise from the Parties' activities under or related to this Agreement shall remain the sole property of the Party which performed the work which gave rise to such rights, or the right to obtain such rights (including, in the case of patent rights, the making of an invention or discovery of a patentable invention under 35 U.S.C.). Except as expressly provided herein, no license or other right is provided by either Party hereto to use any such rights.

3.12 HITACHI hereby grants to NANOGEN solely during the term of this Agreement a royalty-free, worldwide, non-exclusive license, with the right to sublicense to NANOGEN affiliates and suppliers to NANOGEN, under all HITACHI Intellectual Property Rights, to use the HITACHI Improvement Technology for any and all purposes within the Field.

3.13 NANOGEN hereby grants to HITACHI solely during the term of this Agreement a royalty-free, worldwide, non-exclusive license, with the right to sublicense to HITACHI affiliates and suppliers to HITACHI, under all NANOGEN Intellectual Property Rights, to use the NANOGEN Improvement Technology for any and all purposes within the Field.

3.14 The Parties shall be joint owners of undivided interests in all Collaboration Technology and all Collaboration Intellectual Property Rights, except to the extent that obtaining or perfecting any such Collaboration Intellectual Property Right requires further action beyond the creation of the Collaboration Technology, including, without limitation, the filing of a patent application. Each Party shall have the right to deal freely with any such joint ownership interest, including by transferring such interest or by licensing such interest, without any accounting or other obligation to the other Party. If further action is required in order to obtain or perfect a Collaboration Intellectual Property Right in any jurisdiction, including, without limitation, the filing of a patent application, a Party which desires to obtain or perfect such right shall notify the other Party. If the other Party desires to be a joint owner of such right, the Parties shall then cooperate in the procedure to obtain or perfect such right, including by sharing all costs associated with such procedure, with any resulting right to be jointly owned by both Parties and subject to the terms hereof. If the other Party does not desire to participate in such procedure, the first Party may then proceed with such procedure alone, and shall be the sole owner of any such right thereby obtained or perfected, provided that such Party owning such right shall be deemed to have granted to the other Party a perpetual, royalty-free, worldwide, non-exclusive license, with the right to sublicense, under such right for any and all purposes.

3.15 If either Party believes that a third party is infringing any jointly-owned Collaboration Intellectual Property Rights and desires to take any action against such third party with respect to such infringement, such Party shall first contact the other Party and the Parties shall use their reasonable best efforts to coordinate any such action.

3.16 If either Party receives a claim of infringement from any third party which relates to any Collaboration Technology or any jointly-owned Collaboration Intellectual Property Rights, such Party shall immediately notify the other Party and the Parties shall then use their reasonable best efforts to coordinate any defense of or other response to such claim.

                                   Article 4.

                 MARKETING, SUPPLY AND DISTRIBUTION; TRADEMARKS

4.1 Subject to and dependent upon the Parties executing the Commercial Production Determination, NANOGEN shall grant HITACHI the right to market, distribute and service the HITACHI Products on an exclusive basis, and the NANOGEN Products on a non-exclusive basis, within Japan. NANOGEN shall market and distribute the HITACHI Products and NANOGEN Products in all countries other than Japan. Subject to the Commercial Production Determination, HITACHI shall use its reasonable best efforts to develop and service demand for the HITACHI Products and NANOGEN Products in Japan.

4.2 It shall be the responsibility of HITACHI to provide technical support for, and to respond to all technical inquiries and requests made by NANOGEN relating to, HITACHI Products purchased by NANOGEN hereunder. Within thirty
(30) days after the Commercial Production Determination, the Parties shall meet and agree on the level of assistance required by HITACHI to fulfill the technical support objectives of this Section 4.2, provided, however, that such agreement shall be subject to adjustment based on actual requirements and based on discussions between the Parties on at least an annual basis throughout the Term hereof.

4.3 Subject to the Commercial Production Determination, each Party shall use its reasonable best efforts to support the other Party's marketing, sales and service of the HITACHI Products and NANOGEN Products in the other Party's territory. Within thirty (30) days after the Commercial Production Determination the Parties shall meet and agree on the level of assistance required from each Party to fulfill the marketing, sales and service objectives contemplated by this Section 4.3, provided, however, that such agreement shall be subject to adjustment based on actual requirements and based on discussions between the Parties on at least an annual basis throughout the Term hereof.

4.4 Promptly following the Commercial Production Determination, the Parties shall agree upon a joint trademark incorporating NANOGEN and HITACHI trademarks. HITACHI shall affix the HITACHI/NANOGEN Trademark on the HITACHI Products to be distributed in Japan. HITACHI shall affix a trademark designated by NANOGEN on HITACHI Products to be sold by HITACHI to NANOGEN, provided that the parties may later determine also to affix the HITACHI/NANOGEN Trademark to HITACHI Products to be sold by HITACHI to NANOGEN.

4.5 Subject to the Commercial Production Determination, if either Party develops or offers for sale an Other Product which would be suitable for sale with HITACHI Products or NANOGEN Products, that Party shall offer such product to the other Party at a mutually agreed reasonable transfer price.

4.6 Subject to the Commercial Production Determination , if either Party develops a product in the Field which is not a HITACHI Product or a NANOGEN Product, at the time such product is available for commercialization, such Party (the "First Party") shall notify the other Party (the "Second Party") of such fact and provide all relevant details concerning such product to that Second Party. If the Second Party is interested in purchasing such product from the First Party, or, if the Second Party in such case is HITACHI, in manufacturing such Product, under terms similar to those set forth herein, the Second Party shall so notify the First Party within [***] of the receipt of the original notice. Upon such notification of interest, the parties shall negotiate in good faith for a reasonable period of time (not to exceed [***] to seek to add such new product to this Agreement, or to otherwise reach agreement on such terms upon which such sale or manufacturing may proceed.

                                   Article 5.
                                    FORECAST

5.1 At the beginning of every month following the Commercial Production Determination, a purchasing Party, HITACHI or NANOGEN, as the case may be, shall provide the selling Party with a rolling forecast of the quantities of the selling Party's products, HITACHI Products or NANOGEN Products, as the case may be, which the purchasing Party expects to order in each of the [***] months beginning with the month following the month in which the forecast is given. The selling Party expects to use these forecasts as advance information for orders to be placed by the purchasing Party in the future, which will be helpful for the selling Party to shorten the delivery time as much as possible. The quantity forecast by the purchasing Party to be ordered in the month two months after the month in which the forecast is given (e.g. the forecast for August given in June), may not be reduced when forecast in the next month (e.g. the forecast for August given in July), but may be increased by the purchasing Party up to [***]. The purchasing Party shall each month place orders for at least the quantity last forecast for that month pursuant to this Section 5.1.

[***] CONFIDENTIAL TREATMENT REQUESTED

                                   Article 6.
                        PURCHASE ORDERS; SALES CONTRACTS

6.1 NANOGEN shall order the HITACHI Products and Spare Parts from HITACHI by submitting a written purchase order to HITACHI through HII, for transmittal by HII to HITACHI. HITACHI shall order the NANOGEN Products by submitting a written purchase order to NANOGEN through HII, for transmittal by HII to NANOGEN. Those purchase orders shall state the following terms, which shall be in full conformity with the terms and conditions of this
Agreement:

           (1) The purchase order number and date;

           (2) The type and quantity of the product ordered;

           (3) The unit and total prices of the product ordered;

           (4) The requested delivery date or dates; and

           (5) All relevant shipping information, including the mode of transportation and the destination to which the product is to be shipped.

Such purchase orders shall be subject to written acceptance by a Party. When a Party accepts a purchase order, such Party may communicate such acceptance through HII, and HII shall be authorized to advise the other Party of such acceptance of such purchase order.

6.2 An individual sales contract shall be concluded between the Parties upon any acceptance of all or part of a Party's purchase order by the other Party pursuant to Section 6.1. The terms and conditions of that sales contract shall be limited to the terms contained in a Party's purchase order which are referred to in Section 6.1 (to the extent accepted by the other Party) and the terms and conditions set forth in this Agreement, provided that in the event of any conflict between such terms, the terms and conditions set forth in this Agreement shall prevail. Unless otherwise expressly agreed in a single writing signed by both parties, no other terms and conditions, including, without limitation, any preprinted or other terms and conditions set forth in a Party's purchase order or in the other Party's acknowledgment of a purchase order, shall be part of that sales contract.

                                   Article 7.
                         PRICE AND PAYMENT; COMMISSIONS

7.1    HITACHI Products

7.1.1 In consideration of HITACHI's manufacture and sale to NANOGEN of the Prototype Products described in Section 3.2, NANOGEN shall notify HITACHI of the total quantity of units to be ordered at the time of the completion of the initial transfer pursuant to Section 3.1 ([***]), and the Parties shall then seek to agree upon an appropriate transfer price for those Prototype Products. Such transfer price shall be agreed to no later than March 31, 2000.

7.1.2 Following the completion of the production of the Prototype Products (on or before [***]), HITACHI and NANOGEN shall seek to agree upon an appropriate transfer price for HITACHI Products consistent with
         Section 3.3. If the Parties are able to agree upon such a price, that shall then be the price for all HITACHI Products, other than Prototype Products, ordered by NANOGEN through [***], except as adjusted pursuant to Section 7.3 or as the Parties may otherwise agree in writing.

7.1.3 At least [***] days prior to October 1st of each year, NANOGEN will provide HITACHI with a forecast of the minimum quantity of HITACHI Products to be ordered by NANOGEN and delivered by HITACHI during the year commencing on such October 1st. HITACHI shall then prepare and submit to NANOGEN a price schedule based on that quantity. The Parties shall seek to agree upon the pricing of HITACHI Products to be effective for such following year and, if agreed, such price shall be the price in effect for such following year, except as adjusted pursuant to Section 7.3 or as the Parties may otherwise agree in writing. NANOGEN must purchase and take delivery of at least the minimum quantity of HITACHI Products that NANOGEN forecast for that year. Additionally, HITACHI shall provide NANOGEN with HITACHI's forecast of HITACHI Products to be sold by HITACHI in Japan during the same one year period. HITACHI must purchase and take delivery of at least the minimum quantity of NANOGEN Products that HITACHI forecast for that year.

7.2      NANOGEN Products

7.2.1 NANOGEN shall supply to HITACHI all products pursuant to Section 3.1, and NANOGEN Products required by HITACHI to manufacture the Prototype Products, without charge. The Parties will agree on or before [***] on the number of NANOGEN Products to be supplied to HITACHI per month pursuant to this section 7.2.1.

7.2.2 Following the completion of the production of the Prototype Products, HITACHI and NANOGEN shall seek to agree upon an appropriate transfer price for NANOGEN Products. If the Parties are able to agree upon such a price, that shall then be the price for all NANOGEN Products, other than NANOGEN Products covered by Section 7.2.1, ordered by HITACHI through [***], except as adjusted pursuant to Section 7.3 or as the Parties may otherwise agree in writing.

7.2.3    At least [***] prior to October 1st of each year, HITACHI will provide

[***] CONFIDENTIAL TREATMENT REQUESTED

         NANOGEN with a forecast of the intended minimum quantity of NANOGEN Products to be ordered by HITACHI during the year commencing on such October 1st. NANOGEN shall then prepare and submit to HITACHI a price schedule based on that quantity. The Parties shall seek to agree upon the pricing of NANOGEN Products to be effective for such following year, and if agreed, such price shall be the price in effect for such following year, except as adjusted pursuant to Section 7.3 or as the Parties may otherwise agree in writing.

7.2.4    [***]

7.3 The base prices as determined pursuant to Sections 7.1.2, 7.1.3, 7.2.2 and 7.2.3 shall be adjusted twice each year based on an average U.S. Dollar/Japanese Yen exchange rate in accordance with the following provisions:

7.3.1 Such base price for each six (6) month period shall be adjusted based on the average exchange rate (the "Average Rate") of the previous six
         (6) month period. Each six (6) month fixed price period shall be for the period between April 1 and September 30 and between October 1 and March 31 for each year, respectively.

7.3.2 The exchange rate on every 1st and 15th day of each month shall be utilized for this calculation. In case any such day falls on a Japanese holiday or weekend, the exchange rate on the next Japanese business day shall be utilized. For the purpose of easier implementation of use of the average six (6) month exchange rate, the calculation period will begin 15 days prior to the beginning of the current expiring fixed price period as follows:

         (1) For the April 1 to September 30 fixed price period, the calculation period will commence the previous September 15th (first time) and end March 1st (12th time).

         (2) For the October 1 to March 31 fixed price period, the calculation period will commence the previous March 15th (1st time) and end September 1st (12th time).

7.3.3 In calculating the average six (6) month exchange rate, the highest and lowest rates shall be eliminated from the twelve (12) exchange rates utilized in order to avoid any irregular movement of currency. The remaining ten (10) exchange rates shall be averaged.

7.3.4 The source of the exchange rate information is the final exchange rate of the Tokyo market for the subject day as reported in the Nihon Keizai Shimbun newspaper. Internet address: http://www.nni.nikkei.co.jp

[***] CONFIDENTIAL TREATMENT REQUESTED

7.3.5 HITACHI shall advise NANOGEN of the applicable Average Rate as well as the revised unit base price of HITACHI Products and NANOGEN Products pursuant to Sections 7.1.2, 7.1.3, 7.2.2 and 7.2.3. Except as otherwise set forth herein, such revised base prices shall be effective for any purchase orders placed by NANOGEN and HITACHI during the periods covered by those revised prices.

         The prices of the HITACHI Products and NANOGEN Products shall be adjusted in accordance with the formula:

                  [***]

7.3.6 NANOGEN and HITACHI shall equally share in the difference between the U.S. Dollar/Japanese Yen exchange rate in effect at the beginning of the subject period (the "Base Rate") and the above determined Average Rate. The initial Base Rate is set forth in EXHIBIT A of the Agreement. The Average Rate determined for a six month period shall become the Base Rate to be used for the following six month period.

7.4 In case a change of the base price of the HITACHI Products or NANOGEN Products becomes necessary for any reason, including a model change of the HITACHI Products or NANOGEN Products, a major change of the competitive situation in the relevant territory with respect to price performance, or any other reasonable cause, the Parties shall, in good faith, negotiate a new base price from HITACHI to NANOGEN, or NANOGEN to HITACHI, as the case may be.

7.5 HITACHI shall invoice NANOGEN at the time of shipment by HITACHI, and NANOGEN shall invoice HITACHI at the time of shipment by NANOGEN. Payment shall be made in U.S. dollars from NANOGEN to HII (with HII authorized to receive such payment on behalf of HITACHI), and HII to NANOGEN (with HII authorized to make such payment on behalf of HITACHI), within thirty (30) days after the issuance of such invoice.

7.6 Following the Commercial Production Determination, HITACHI shall pay NANOGEN a sales commission on sales of HITACHI Products made by HITACHI in the Japanese market during the term of this Agreement. The initial sales commission shall equal [***] of the estimated average sales price of such HITACHI Products. Such estimated average sales price shall be determined by the Parties at the same time as the prices for HITACHI Products are determined pursuant to

[***] CONFIDENTIAL TREATMENT REQUESTED

Sections 7.1.2 and 7.1.3, and shall be effective through September 30 of the subject year. Such sales commission shall be calculated on the basis of sales made and invoiced by HITACHI during each calendar quarter, and shall be paid by HITACHI to NANOGEN within forty five (45) days of the close of each calendar quarter. Such commissions shall be paid in U.S. Dollars, with the conversion of Japanese Yen denominated sales proceeds to U.S. Dollars determined based on the U.S. Dollar/Japanese Yen exchange rate in effect at the end of the subject calendar quarter. If in any such year or portion thereof ending with September 30 the total commissions paid are not equal to an agreed minimum commission, HITACHI shall, following the end of such year or portion thereof, pay NANOGEN the difference between the actual commissions paid during such year and that minimum commission amount. That minimum commission for the first year, ending with [***], shall be discussed at the time of the Commercial Production Determination and mutually agreed to by the Parties. The minimum commission for subsequent years shall be negotiated in good faith by the Parties at the same time as the prices for HITACHI Products for such year are determined pursuant to Section7.1.3, based on HITACHI's forecast of HITACHI Products sales in Japan during such year.

7.7 If HITACHI develops or purchases Other Products from a third party for sale in the Japanese market with HITACHI Products or NANOGEN Products during the term of this Agreement, HITACHI shall pay NANOGEN a sales commission on such sales in accordance with Section 7.6.

7.8 If HITACHI has reasonable grounds to conclude that the withholding of tax is required under applicable Japanese law on any payment to be made to NANOGEN hereunder, HITACHI may withhold such amount from such payment and pay such amount to the applicable tax authorities, with the balance of such payment to be made to NANOGEN. In such event, HITACHI shall notify NANOGEN of such payment, and, as soon as possible following such payment, shall provide NANOGEN with evidence of such tax payment and other documentation which would be reasonably required for a U.S. taxpayer to meet the requirements for claiming a tax credit on a U.S. federal income tax return. NANOGEN shall use its reasonable efforts to credit any such tax withheld by HITACHI against NANOGEN's U.S. tax liability, and if NANOGEN is able to so credit all or any amount of such withheld tax, NANOGEN shall promptly reimburse to HITACHI one-half of the amount of such credit. NANOGEN shall, upon HITACHI's request from time to time, report to HITACHI as to whether any such tax credit has been taken by NANOGEN.

7.9 The prices of Other Products and/or Spare Parts shall be mutually agreed.

                                   Article 8.
                                    DELIVERY

8.1 Following the Commercial Production Determination, HITACHI and NANOGEN shall use their reasonable best efforts to deliver HITACHI Products and Spare Parts within [***] calendar days after HITACHI's receipt of a purchase order

[***] CONFIDENTIAL TREATMENT REQUESTED
from NANOGEN and NANOGEN Products within [***] calendar days after receipt of a purchase order from HITACHI, provided that the quantity ordered in that month is no more than [***] of the quantity last forecast to be ordered in that month pursuant to Section 5.1. If a Party's requirements exceed [***] of the quantity last forecast to be ordered in that month pursuant to Section 5.1, the other Party shall use its reasonable best efforts to deliver product within [***] days after such Party's receipt of the other Party's purchase order. A Party's compliance with agreed delivery dates is further conditioned on prompt receipt from the other Party of all necessary shipping information.

8.2 Delivery by HITACHI to NANOGEN shall be F.O.B. an airport or seaport within Japan, and title and all risk of loss shall pass to NANOGEN at that point. Delivery by NANOGEN to HITACHI shall be F.O.B. an airport or seaport in the continental United States, and title and risk of loss shall pass to HITACHI at that point.

                                   Article 9.
                            INSPECTION AND ACCEPTANCE

9.1 Upon receipt of a product purchased by a Party, that Party shall inspect the product in order to determine its conformity to the requirements of this Agreement. If the product fails to so conform, that Party shall deliver notice thereof to the other Party within [***] days after delivery of the product, which notice shall contain an explanation of the nature and details of that nonconformity. In the absence of such timely and proper notice, the purchasing Party shall be deemed to have accepted all product included in such shipment.

9.2 Each Party selling a product hereunder shall thoroughly inspect each product, as appropriate, and shall conduct performance tests before shipment and enclose a record of such inspection and/or tests to the product as appropriate. The purchasing Party or its duly authorized representative shall have the right and opportunity to observe such inspection and/or tests, and the selling Party shall furnish, without additional charge, all reasonable facilities and assistance for the safety and convenience of a purchasing Party or its representative observing the performance of such inspection and/or tests. Observing or failure to observe such inspection and/or tests by a purchasing Party shall in no way impair that Party's rights regarding any nonconforming product.

9.3 Should a purchasing Party determine prior to acceptance of a product that such product fails to conform to any of the applicable warranties in
Section 11 in any respect, that Party may reject the product, inform the other Party in writing of the nonconformity and return it to the other Party at the other Party's risk and expense, in which case such other Party shall promptly, at its option, deliver a new product to the rejecting Party or repair the returned product to cause it to conform to the applicable warranties and send such repaired product back to the rejecting Party at the other Party's risk and expense,

[***] CONFIDENTIAL TREATMENT REQUESTED
including costs such as freight charges between the Parties.

9.4 A Party's right to reject and return product under Section 9.3 above shall apply only until acceptance in accordance with Section 9.1 has occurred. After acceptance, all rights and remedies with respect to product shall be governed by the warranty provisions herein.

                                   Article 10.
                              PACKING AND PACKAGING

10.1 Unless otherwise specified, each Party shall pack product in such a manner as to be reasonably safe from damage or deterioration while in transit or storage under generally foreseeable circumstances.

10.2 HITACHI shall package the HITACHI Products in a suitable cover that is dimensionally similar and of a style, including paint color, consistent with other HITACHI products, with the exception of labeling. HITACHI and NANOGEN shall mutually agree on the industrial design of such a cover and any future changes to the cover that may be requested by either Party.

                                   Article 11.
                                PRODUCT WARRANTY

11.1 Unless otherwise expressly agreed between the Parties in writing, the HITACHI Products shall be warranted to conform to the Product Specifications applicable to the HITACHI Products, and shall be free of defects in material and workmanship for [***] months after delivery, or [***] months after installation, whichever period ends soonest, provided that such warranty shall not apply to any nonconformities which are caused by improper transportation, storage, handling, installation, maintenance or operation of the HITACHI Products, or to any HITACHI Products that have been altered, modified or changed by NANOGEN and/or its customers. Prior to the Commercial Production Determination, to the extent that any portion of a HITACHI Product is based on NANOGEN's design, HITACHI further disclaims any warranty or other responsibility with respect to the performance of the HITACHI Product, other than to the extent arising from defects in material and workmanship, or other failure to conform to the physical requirements of the Product Specifications. After the Commercial Production Determination, HITACHI shall accept all warranty responsibility for HITACHI Products.

11.2 Unless otherwise expressly agreed between the Parties in writing, the NANOGEN Products shall be warranted to conform to the Product Specifications applicable to the NANOGEN Products and shall be free of defects in material and workmanship for the shelf life of the NANOGEN Products which is designated on the individual NANOGEN Product container, provided that such warranty shall not apply to any nonconformities which are caused by improper transportation, storage, handling, installation, or operation of the NANOGEN Products, or to any NANOGEN Products

[***] CONFIDENTIAL TREATMENT REQUESTED
which has been altered, modified or changed by HITACHI and/or its customers.

11.3 Regulatory approvals shall be prepared by a Party as indicated in the Product Specification section of EXHIBIT A. Each Party shall provide the other Party with a "Declaration of Conformity" to such approval for all products sold hereunder by such Party, and warrants that such products will conform to the applicable requirements. Additional approvals and any reapplication, caused by a change in an already covered regulation, will be applied for as mutually agreed.

11.4   If any product fails to conform to the warranty set forth in Section
11.1 or Section 11.2, the selling Party shall, without delay, at its option
(1) supply and ship to the purchasing Party free of charge, with transportation charge prepaid, a replacement product, or (2) repair the nonconforming product and return that repaired product to the purchasing Party. In either case, the purchasing Party shall return the nonconforming product to the selling Party's plant with transportation charges collect. The replacement or repaired product will be shipped to the purchasing Party prepaid. Any other costs incurred will be covered by the purchasing Party. This shall constitute each Party's sole remedy for failure of a product to conform to the warranty set forth in Section 11.1 or Section 11.2.

11.5 For product or parts of a product normally consumed in operation or which have a normal life inherently shorter than the warranty period set forth under Section 11.1 or Section 11.2, the selling Party's warranty shall apply only for the normal life of such product or parts thereof. The Parties shall separately agree upon such parts or product and their appropriate normal life.

11.6 The Parties shall agree upon a report form, which will be used by a Party to inform the other Party of product nonconformities pursuant hereto.

11.7 Unless otherwise mutually agreed by the Parties, a selling Party's warranty under Section 11.1 or Section 11.2 does not apply to any software (or copies thereof) or parts supplied to such selling Party by the other Party, to any equipment warranted by another manufacturer, or to expendable, consumable or limited life items.

11.8 THE WARRANTIES SET FORTH IN THIS ARTICLE 11 ARE A PARTY'S SOLE AND EXCLUSIVE WARRANTIES OF QUALITY OR CONDITION WITH RESPECT TO ANY PRODUCT. EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS OF ANY PRODUCT FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY REGARDING NON-INFRINGEMENT OF ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS.

                                   Article 12.
                             LIMITATION OF LIABILITY

12.1   IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER FOR

COSTS OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES, LOSS OF USE OR PROFITS, OR ANY OTHER SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE USE OR PERFORMANCE OF ANY PRODUCT, HOWEVER CAUSED, AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT OR TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.2 Each limitation on liability or limited or exclusive remedy set forth in this Agreement is independent of any other limitation or remedy and if any such limitation or remedy fails of its essential purpose or is otherwise held to be unenforceable, that shall not affect the validity of any other such limitation or remedy.

                                   Article 13.
                          TRAINING AND TECHNICAL ADVICE

13.1 At a purchasing Party's request, the selling Party shall provide technical information regarding the sales, service and quality assurance for the selling Party's products in English at no cost.

13.2 At a purchasing Party's request, the selling Party shall provide technical training for its products at a location as mutually agreed. The time of the training shall be in accordance with product launches. The detailed conditions of the training will be negotiated and settled between the Parties on a case by case basis. Within [***] days after the Commercial Production Determination, the Parties shall meet and agree on the level of assistance required from each Party to fulfill the technical training objectives contemplated by this Section 13.2, provided, however, that such agreement shall be subject to adjustment based on actual requirements and based on discussions between the Parties on at least an annual basis throughout the Term hereof. Each Party assumes the responsibility for training its sales, support and service personnel at its own facilities and at its own expense.

13.3 HITACHI shall provide, free of charge, a reasonable amount of technical training and support in the form of documentation and/or consultation to enable NANOGEN's software engineers to develop applications for the HITACHI Products. Such assistance shall be at times and locations as mutually agreed between the Parties.

13.4 NANOGEN will provide HITACHI with NANOGEN's current instruction and maintenance manuals written in English. HITACHI will then assume responsibility to supply NANOGEN with updated draft copies of each the documents described in keeping with any changes to HITACHI Products as HITACHI may make. NANOGEN shall have the responsibility to edit and reproduce these documents for distribution to their customers.

13.5 If a Party alters the documents supplied to the other Party pursuant to Sections

[***] CONFIDENTIAL TREATMENT REQUESTED

13.1, 13.3 and 13.4, such Party shall immediately give the other Party notice of such alteration and supply that Party with a reproducible copy of the documents as amended.

                                  Article 14.
                            MODIFICATION OF PRODUCTS

14.1 A selling Party shall inform the purchasing Party of any change in design of the selling Party's products. No changes that diminish the performance as set forth in the applicable Product Specification may be made without the concurrence of the purchasing Party.

14.2 A purchasing Party may not modify the published specifications for the selling Party's products at any time to state or suggest performance parameters greater than those specified in EXHIBIT A without the prior written approval of the selling Party. A purchasing Party will advise the selling Party in writing of any such requested changes to those published specifications.

                                   Article 15.
                       OTHER INTELLECTUAL PROPERTY MATTERS

15.1 NANOGEN shall indemnify, defend and hold harmless HITACHI, and any of HITACHI's affiliates, employees, representatives, agents and/or customers (each an "Indemnified Party"), from and against any and all claims, demands, suits, actions, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees and any and all amounts paid in settlement of any such claim, demand, suit or action, which are asserted against, imposed upon, or incurred or suffered directly or indirectly by any Indemnified Party as a result of, arising from or relating to any infringement of any third party's intellectual right, which intellectual property right arises under any law other than that of Japan, by any HITACHI Products, or the use or distribution thereof, which HITACHI Products have been sold by HITACHI to NANOGEN hereunder at any time prior to Commercial Production Determination, including any claim, demand, suit or action brought by a third party asserting matters which, if true, would result in such an infringement, provided that such obligations shall not apply to the extent that such infringement arises from a portion of the HITACHI Product which has been solely designed by HITACHI.

15.2 Following the Commercial Production Determination, each Party shall indemnify, defend and hold harmless the other Party, and any of the other Party's affiliates, employees, representatives, agents and/or customers (each an "Indemnified Party"), from and against any and all claims, demands, suits, actions, liabilities, damages, costs and expenses, including, without limitation, attorneys' fees and any and all amounts paid in settlement of any such claim, demand, suit or action, which are asserted against, imposed upon, or incurred or suffered directly or indirectly by any Indemnified Party as a result of, arising from or relating to any infringement of any third party's intellectual property rights by any the HITACHI Products or the NANOGEN Products sold hereunder following the Commercial Production Determination, including any claim, demand, suit or action brought by a third party asserting matters which, if true, would result in such an infringement, to the extent that such infringement arises from a portion of the subject product which has been designed by, or for which the design has otherwise been provided by, the Party providing the indemnification hereunder.

15.3 NANOGEN shall cooperate with and assist HITACHI in the protection of any patent, copyright, trademark, trade secret or any other intellectual property right relating to the HITACHI Products which is owned by HITACHI or licensed by HITACHI to NANOGEN, and shall inform HITACHI immediately of any infringement or other improper action with respect to any such patent, copyright, trademark, trade secret or any other intellectual property right that shall come to the attention of NANOGEN.

15.4 HITACHI shall cooperate with and assist NANOGEN in the protection of any patent, copyright, trademark, trade secret or any other intellectual property right relating to the HITACHI Products and NANOGEN Products which is owned by NANOGEN or licensed by NANOGEN to HITACHI, and shall inform NANOGEN immediately of any infringement or other improper action with respect to any such patent, copyright, trademark, trade secret or any other intellectual property right that shall come to the attention of HITACHI.

                                   Article 16.
                 CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS

16.1 Each Party (the "Disclosing Party") will furnish to the other Party (the "Recipient") under this Agreement certain confidential or proprietary information ("Confidential Information") of the Disclosing Party, including information relating to design, manufacturing and applications of HITACHI Products and NANOGEN Products, and procedures and techniques enabling the products to be manufactured and to operate. Only information that is clearly marked by the Disclosing Party as "Confidential" shall be considered as Confidential Information hereunder, and the Recipient has the right to refuse the acceptance of all or part of such Confidential Information. Information will not also not be considered as Confidential Information if it is or becomes a matter of public knowledge without the fault of Recipient, is developed by Recipient without reference to any Confidential Information received from the Disclosing Party, or is received by Recipient from a third person under circumstances permitting its disclosure and free use. The Recipient shall not disclose Confidential Information to any third parties, permit the use of Confidential Information by any third parties, or use such Confidential Information, except in accordance with the uses permitted under this Agreement, or as the Parties may otherwise agree. Upon termination of this Agreement the Recipient shall cease using, and shall forthwith deliver to the Disclosing Party, all Confidential Information of the Disclosing Party that the Recipient then possesses.

                                   Article 17.
                         TERM OF AGREEMENT; TERMINATION

17.1 This Agreement shall become effective on Effective Date and shall continue in full force for an initial term of [***] unless sooner terminated pursuant to this Section 17.

17.2 At the end of the initial term, or any additional term, this Agreement shall be automatically extended for an additional term of [***] year, unless either Party hereto gives to the other Party written notice of termination at least [***] days prior to the expiration of the then current term, in which case the Agreement shall terminate at the end of the then current term.

17.3 Either Party may in its sole discretion, at any time, for any reason and with or without cause, terminate this Agreement upon giving the other Party at least [***] days written notice. If NANOGEN terminates this Agreement under this Section 17.3 during the first [***] of the initial [***] year term hereof, HITACHI may invoice NANOGEN, in which event NANOGEN shall pay HITACHI, within thirty (30) days of such invoice, a non-recurring engineering fee ("NRE fee") to cover the actual cost incurred by HITACHI pursuant to Article 3 for the engineering, design and manufacture of HITACHI Products. The amount of such NRE fee to be paid by NANOGEN shall be determined by the year during such initial term in which the notice of termination is given by NANOGEN to HITACHI as follows:

------------------------------------------------------- -----------------------------------------------------
   YEAR OF TERM IN WHICH AGREEMENT IS TERMINATED BY             AMOUNT PAYABLE BY NANOGEN TO HITACHI
           NANOGEN PURSUANT TO SECTION 17.3
------------------------------------------------------- -----------------------------------------------------
                       [***]                                                  [***]
------------------------------------------------------- -----------------------------------------------------
                       [***]                                                  [***]
------------------------------------------------------- -----------------------------------------------------
                       [***]                                                  [***]
------------------------------------------------------- -----------------------------------------------------
                       [***]                                                  [***]
------------------------------------------------------- -----------------------------------------------------
                       [***]                                                  [***]
------------------------------------------------------- -----------------------------------------------------

Other than pursuant to this Section 17.3, HITACHI shall be solely responsible for costs incurred in connection with the engineering, design and manufacture of the HITACHI Products. The Parties anticipate that, upon the Commercial Production Determination, they will reevaluate the right to terminate without cause pursuant to this Section 17.3 and decide at that time whether such right should be preserved in its current form for the balance of the term of the Agreement, or modified.

17.4 A Party may, in addition to any other available remedies, terminate this Agreement, and any individual sales contracts concluded pursuant hereto, at any time by delivery of written notice to the other Party stating such decision to terminate, if the other Party fails to perform any duty or other obligation required by this Agreement when due and fails to cure that breach within one hundred twenty (120) days of receipt of notice

[***] CONFIDENTIAL TREATMENT REQUESTED
from the non-breaching Party; provided, however, that if that obligation is one to pay money, it shall be cured within ten (10) calendar days.

17.5 A Party may terminate this Agreement immediately upon notice to the other Party in the event of one or more of the following:

         (1) Appointment of trustee or receiver for all or any part of this assets of the other Party;

         (2)   Insolvency or bankruptcy of the other Party;

         (3)   Assignment by the other Party for the benefit of creditors;

         (4)   Attachment of the assets of the other Party; or

         (5)   Dissolution or liquidation of the other Party.

If either Party is involved in any of the events enumerated in paragraph (1) through paragraph (5) of this Section 17.5, such Party shall immediately notify the other Party of the occurrence of such event.

                                   Article 18.
                          OBLIGATIONS AFTER TERMINATION

The provisions of Sections 3.11, 3.14, 3.15, 3.16, 4.2, and 17.3 and Articles 12, 15, 16, 18, 20 and 21, shall survive the termination of this Agreement. All other rights and obligations arising hereunder which have not accrued prior to such termination, including, without limitation, all licenses granted hereunder, shall terminate upon such termination.

                                   Article 19.
                                  FORCE MAJEURE

If delivery of products by a selling Party is delayed as a result of acts of God, acts of any governmental authority, riot, revolution, fires or war or other circumstances beyond the reasonable control of that Party, the date of shipment or delivery shall be extended for a period equal to the time lost by reason of such delay. If the delay extends for more than thirty (30) days, the Parties shall enter into negotiations concerning a change in the shipment or delivery schedule. If the delay continues for more than three (3) months with respect to any products, the purchasing Party may cancel its individual sales contract for such affected products without any termination charges or other liability.

                                   Article 20.
                           ARBITRATION; GOVERNING LAW

20.1 All disputes arising in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. If such arbitration is demanded by NANOGEN, the arbitration proceeding shall be held in Tokyo, Japan. If such Arbitration is demanded by HITACHI, the arbitration proceeding shall be held in San Diego, California. In the event of a dispute each Party will bear its owns attorneys fees and related costs.

20.2 This Agreement and the performance of all obligations hereunder shall be governed by and construed in accordance with the laws of California, without application of any choice of law rules or the provisions of the 1980 United Nations Convention on Contracts for the International Sale of Goods, and provided that the Federal Arbitration Act shall apply in place of and instead of the California Arbitration Act and the California International Arbitration Act.

                                   Article 21.
                                  MISCELLANEOUS

21.1 Both Parties shall comply with any and all applicable laws, rules and regulations of all governmental authorities.

21.2 HITACHI shall obtain any and all export licenses and/or government approvals that may be required with respect to exporting the HITACHI Products from Japan. NANOGEN shall obtain any and all export licenses and/or government approvals that may be required with respect to exporting the NANOGEN Products from the United States. A Party shall not sell the PRODUCT to, or for the use of, any ultimate purchaser with which the other Party could not deal under laws or regulations applicable in any country having jurisdiction, including the export laws and regulations of the United States and Japan which may prohibit certain products from being diverted, transshipped, or re-exported to any destination not described in the shipping documents without prior authorization from the United States or Japanese Government. Each Party shall comply with all laws and regulations applicable in all countries having jurisdiction with respect to the HITACHI Products and NANOGEN Products, their sale and this Agreement. Each Party recognizes that performance by the other Party is subject to receipt of export license(s) from government(s) of the country/countries of origin of the HITACHI Products and NANOGEN Products and/or of the materials they contain and/or of the technology on which they are based. Each Party shall be free from all liability in case of non-receipt or late receipt of such export license(s).

21.3 The relationship of the Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either Party the power to direct or control the day-to-day activities of the other, (ii) constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or
(iii) allow either Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever.

21.4 A waiver of a breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default. Failure or delay by either Party to enforce compliance with any term or condition of this Agreement shall not constitute a waiver of such term or condition.

21.5 Neither Party may assign or delegate any of its rights or obligations arising under this Agreement, whether voluntarily or by operation of law, without the express written consent of the other Party, and any such purported assignment or delegation shall be void and without effect, provided that (i) if HITACHI desires to have HII act as a buyer and reseller for sales of HITACHI Products and NANOGEN Products between HITACHI and NANOGEN, HITACHI may assign and delegate its rights and obligations hereunder relating to such sales and purchases to HII, provided that HITACHI shall remain responsible for the performance of all other obligations under this Agreement, and (ii) HITACHI may subcontract manufacturing of HITACHI Products to its affiliate, Naka Instruments Co., Ltd.

21.6 This Agreement contains the entire understanding of the Parties with respect to the matters contained herein and supersedes all previous negotiations, agreements and commitments related thereto, including without limitation the Draft Term Sheet dated November 12, 1999 between the Parties. There are no promises, covenants or undertakings other than those expressly set forth herein. No modification or amendment to this Agreement shall be valid unless made in writing and signed by duly authorized representatives of both Parties.

21.7 Any and all notices required or authorized hereunder shall be in writing and shall be delivered by any reasonable means, including by personal delivery, registered or certified mail, or facsimile to the following address of the Party to which that notice is to be given:

To HITACHI:

         Hitachi, Ltd.
         Instrument Group
         5-1, Marunouchi 1-chome, Chiyoda-ku
         Tokyo, 100 Japan
         Attn: General Manager. Environmental Systems Cluster
         Fax: 011-81-3-3212-1493

To NANOGEN:

         Nanogen, Inc.
         10398 Pacific Center Court
         San Diego, CA 92121
         Attn: Chief Executive Officer
         Fax: 858-410-4949
           with a copy to General Counsel

If such address changes for any Party, such Party shall immediately inform the other Party of such change.

21.8 All technical information provided from HITACHI to NANOGEN under this Agreement shall be in English using metric or English measurement units.

IN WITNESS WHEREOF, the Parties shall have caused this Agreement to be signed by their respective duly authorized representatives as of the Effective Date.

HITACHI, LTD.                             NANOGEN, INC.
INSTRUMENT GROUP

By:     /s/ Yoshio Maeda                  By:  /s/ Harry J. Leonhardt
   ----------------------------------        --------------------------------
        Yoshio Maeda                           Harry J. Leonhardt
        General Manager                        Senior Vice President, General
        Environmental Systems Cluster          Counsel and Secretary

                                    EXHIBIT A

     I.  INITIAL PROTOTYPE PRODUCTS

Quantity             Product Name           Estimated Parts and Materials Cost *
--------             ------------           ------------------------------------
TBD                  Reader                 TBD
TBD                  Loader                 TBD

(TBD = To Be Determined.)

   ["*" -Actual pricing shall be determined in accordance with Article 7.1.1.]

II.  HITACHI PRODUCTS - COMMERCIAL PRODUCTION

                                                               Estimated Base
Item No.             Product Name                              Unit Price **
--------             ------------                              -------------

1                    Reader (HITACHI Product)                     [***]
2                    Loader (HITACHI Product)                     [***]

         ["**" - Estimate only, based upon a minimum production lot of twenty five (25) pieces. Actual pricing shall be determined in accordance with
         Article 7.1.2]

III.  INITIAL BASE EXCHANGE RATE

The initial "Base Rate" shall be [***]

IV.   INITIAL MINIMUM FORECAST

NANOGEN's forecast of its minimum purchase of HITACHI Products during the first year of this Agreement following any Commercial Production
Determination is [***].

V.    PRODUCT SPECIFICATIONS

See attached initial Reader, Loader and Cassette specifications. NANOGEN and HITACHI shall discuss and agree upon the Product Specification and jointly prepare such specification in writing. NANOGEN has complete responsibility for the final analytical performance of both the HITACHI Product and the NANOGEN Product. The parties shall meet and agree on the initial specifications by [***].

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                          PRODUCT REQUIREMENTS DOCUMENT

                                     FOR THE

                           RESEARCH INSTRUMENT READER





                                  Document [***]
                                      [***]
                                      [***]

                                  Prepared for:

                                     Nanogen
                           10398 Pacific Center Court
                           San Diego, California 92121
                                       USA


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                                     CONFIDENTIAL

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/ / Revision 4

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                                    EXHIBIT B

                                DRAFT TERM SHEET

                                NOVEMBER 12, 1999

1. SCOPE:                  Non-exclusive instrument development and
                           manufacturing, exclusive distribution within defined
                           territory.

2. TERRITORY:              HITACHI...Japan distribution and service of
                           instruments and consumables.
                           NANOGEN...Rest of World distribution of instruments
                           and consumables.
                           The Parties will discuss and mutually agree
                           concerning service of instruments in NANOGEN's
                           territory.

3. FIELD:                  All fields except government regulated clinical
                           diagnostics and Point of Care.

4. LIMITATIONS:            [***]

5. PRODUCT
   CONFIGURATIONS:         Covers desktop or larger systems only, which are not
                           used with Point of Care testing.

6. RESPONSIBILITIES:       HITACHI to provide all necessary design and
                           development costs for hardware and manufacturing of
                           the instruments. NANOGEN to provide all necessary
                           design and development costs for cartridges and user
                           interface, instrument control, applications and data
                           handling related software and will control
                           development and manufacturing of the cartridges and
                           software.
                           NANOGEN is responsible to integrate instrument
                           control and applications software.

7. DISTRIBUTION FOR
   JAPAN: A) HITACHI will pay a [***] commission to NANOGEN on all related sales of HITACHI Products. Such commission rate to be negotiated annually.
                           B) Blank cartridge transfer price to be mutually agreed compared to the market price of competitive products and


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                           "most favored nation" status of HITACHI.
                           C) Minimum annual commission to be paid by HITACHI to
                           NANOGEN to be discussed and mutually agreed.
                           D) Reagents, chemicals and consumables developed by a
                           Party will be sold to the other Party at a mutually
                           agreed transfer price. If HITACHI sells third party
                           reagents, chemicals and consumables for use with
                           HITACHI Products or NANOGEN Products, HITACHI shall
                           pay NANOGEN a commission [***].

8. EQUITY:                 HITACHI will provide its design and manufacturing
                           technology and any necessary intellectual property,
                           that is available from HITACHI, for the development
                           of mutually agreed products.

9. IMPROVEMENTS:           NANOGEN and HITACHI will add the necessary product
                           improvements to remain competitive in the market
                           place.

10. PURCHASE
    GUARANTEE:             HITACHI will sell products to NANOGEN at a mutually
                           agreed transfer price. Annual minimum purchases to be
                           mutually agreed. Currency adjustments will be made
                           once each [***] months using an average exchange rate
                           from the previous [***] months. Any exchange rate
                           fluctuation will be shared equally between the
                           Parties.

11. TERM OF THE
    AGREEMENT:             [***]. After year [***] automatically renewed in
                           [***] increments unless a Party provides 120 days
                           notice of termination to the other Party.

12. RELEASE:               If NANOGEN requires a release from this agreement
                           within the initial [***] term of the agreement,
                           NANOGEN agrees to pay HITACHI a prorated portion of
                           HITACHI design costs as follows:

                           [***]
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